EXHIBIT 10.12

May 30, 1997




With this note, I, A. Scott Dockter, hereby loan Thirty-Five Thousand Dollars ($35,000.00) of my personal funds to Newgold Inc., Reno, Nevada, to be repaid upon my demand.

This loan bears interest at the rate of eight percent (8%) until paid in full.


                                                  NEWGOLD INC.



/s/ A. Scott Docker                               By  /s/ Robert W. Morris
---------------------                                 --------------------
A. Scott Dockter                                  Robert W. Morris, Treasurer